PLEDGE AND SECURITY AGREEMENT

This  Pledge  and  Security  Agreement  (this  “Agreement”)  is  between  IGXGLOBAL,  CORP.,  corporation organized under the laws of the State of Delaware (“Pledgor”) and  KELTIC  FINANCIAL  PARTNERS

II, LP, a Delaware limited partnership (“Secured Party”) and is dated December ___, 2012.

RECITALS:   Pledgor  has  executed  and  delivered  to  Secured  Party  a  Loan  and  Security  Agreement  dated

on   or   about   the   date   hereof   (the   “Obligation   Agreement”),   and   other   agreements,   documents   and

instruments  contemplated  by  the  transactions  contained  in  the  Obligation  Agreement.    The  Obligation

Agreement,   together   with   all   agreements,   documents   and   instruments   executed   and/or   delivered   to

Secured  Party  by  any  person  in  connection  therewith,  as  the  same  may  be  amended,  restated,  extended  or

otherwise  modified  from   time  to  time,  shall  be  referred  to  collectively  as  the  “Loan  Documents”.

Pursuant  to  the  terms  of  the  Obligation  Agreement  Pledgor  is  liable  for  the  payment  and  performance  of

the  “Obligations”  (as  such  term  is  defined  in  the  Obligation  Agreement)  as  further  described  therein.   For

purposes  of  this  Agreement,  Pledgor’s  obligations  to  repay  and  perform  the  Obligations  pursuant  to  the

terms  of  the  Obligation  Agreement  shall  be  referred  to  as  the  “Pledgor  Obligations”.    Pursuant  to  the

terms  of  this  Agreement  Pledgor  is  granting  to  Secured  Party  a  security  interest  in  and  to  the  “Pledged

Collateral” (as defined below) in order to secure repayment of the Pledgor Obligations.

AGREEMENT:

1.  Definitons.   Unless  defined  in  the  Recitals,  above,  in  the  body  of  this  Agreement,  or  in  the  Schedules

hereto,  capitalized  terms  have  the  meanings  given  to  such  terms  in  Obligation  Agreement.    Each  term

defined  in  the  singular  shall  be  interpreted  in  a  collective  manner  when  used  in  the  plural,  and  each  term defined in the plural shall be interpreted in an individual manner when used in the singular.

2.  Grant  of  Security  Interest.   As  security  for  Pledgor’s  final  and  indefeasible  payment  to  Secured  Party and performance of the  Pledgor Obligations in full Pledgor hereby pledges to Secured Party, and grants to

Secured  Party  a  continuing  general  lien  upon  and  security  interest  in  and  to  (collectively,  the  “Pledged

Collateral”)  (a)  the  personal  property  described  in  the  attached  Disclosure  Schedule,  all  Accessions  to,

substitutions  for  and  all  replacements,  products  and  cash  and  non-cash  Proceeds  of  the  foregoing  in  any form,  (b)  all  dividends,  distributions,  income,  interest  and  other  monetary  amounts  earned  on  or  issued with  respect  to  the  Pledged  Collateral,  and  (c)  any  and  all  property  of  Pledgor  which  is  or  may  hereafter be  in  the  possession  or  control  of  Secured  Party  in  any  capacity  or  of  any  third  party  acting  on  behalf  of

Secured  Party,  including,  without  limitation,  all  Deposit  Accounts  and  other  accounts  and  all  Money owed or to be owed by Secured Party to Pledgor.

3.  Nature  of  Security  Interest.    The  pledge,  lien  and  security  interest  granted  to  Secured  Party  shall continue  in  full  force  and  effect  until  the  Pledgor  Obligations  have  been  finally  and  indefeasibly  paid  to

Secured  Party  and  performed  in  full,  notwithstanding  the  termination  of  any  Loan  Document  (in  whole  or in  part),  the  termination  of  Secured  Party’s  obligations  to  extend  credit  to  “Borrower”  (as  such  term  is defined  in  the  Loan  Agreement)  under  the  Loan  Agreement  or  any  other  Loan  Document,  the  full  or partial  termination  (whether  by  prepayment,  demand  or  acceleration)  of  any  Loan,  that  the  Revolving

Credit  may  from  time  to  time  be  temporarily  in  a  credit  position,  or  any  state  of  facts  or  the  happening any  event,  occurrence  or  condition,  or  series  of  events,  occurrences  or  conditions,  including,  without limitation, any of the following, whether or not with notice to or the consent of Pledgor:

(a)      The   invalidity,   irregularity,   illegality   or   unenforceability   of,   or   any   defect   in   any   Loan

Document  or  any  lien,  charge,  mortgage,  pledge,  security  interest  or  other  encumbrance  granted  to

Secured Party in or to the Pledged Collateral or in or to the Property of any other Person; or

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(b)      Any  present  or  future  law  or  order  of  any  Governmental  Unit  purporting  to  reduce,  amend  or otherwise  affect  any  Loan  Document,  the  Obligations  or  Pledgor  Obligations  (in  whole  or  in  part),  any obligations  or  liabilities  of  any  other  Obligor,  Secondary  Obligor  or  Person  providing  a  Supporting

Obligation with respect to the Obligations; or

(c)      The waiver, compromise, settlement, release or termination of (i) the Obligations, in whole or in  part,  (ii)  any  right  or  remedy  of  Secured  Party  under  any  Loan  Document,  or  any  liability,  covenant,

agreement   or   other   obligation   of   Borrower   or   any   other   Person   to   Secured   Party   under   any   Loan

Document,  (iii)  any  right  or  remedy  of  Secured  Party  under  this  Agreement,  or  any  liability,  covenant,

agreement  or  other  obligation  of  Pledgor  to  Secured  Party  under  this  Agreement,  or  (iv)  the  Pledgor

Obligations  in  whole  or  in  part,  or  any  liability,  covenant,  agreement  or  other  obligation  of  any  Person

providing   a   Supporting   Obligation   (in   whole   or   in   part)   to   Secured   Party   in   connection   with   the

transactions  contemplated  by  the  Loan  Documents,  or  (v)  any  liability,  covenant,  agreement  or  other obligation  of  any  other  party  who  has  given  Property  as  security  for  the  repayment  of  the  Loans  or  any part thereof; or

(d)      The  failure  to  give  notice  to  Pledgor of the  occurrence  of an  Event of Default under any  Loan

Document; or

(e)      The  loss,  release,  sale,  lease,  license,  disposition,  exchange,  or  surrender  of,  or  other  change in, any Collateral or Pledged Collateral; or

(f)      The   extension   of   the   time   for   payment   of   any   principal   of   or   interest   payable   on   the

Obligations   or   Pledgor   Obligations,   or   of   the   time   for   performance   of   the   Obligations   or   Pledgor

Obligations,  or  other  liabilities,  obligations,  covenants  or  agreements  under  or  arising  out  of  any  Loan

Document, or the extension or renewal of any thereof; or

(g)      The modification or amendment (whether material or otherwise) of any Loan Document; or

(h)      The  performance  of,  or  the  omission  to  perform,  any  of  the  actions  referred  to  in  any  Loan

Document; or

(i)

Secured  Party’s  failure,  omission  or  delay  on  the  part  of  Secured  Party  to  enforce,  assert  or exercise any right, power, benefit or remedy conferred on Secured Party in any Loan Document; or

(j)

The  voluntary  or  involuntary  liquidation,  dissolution,  sale,  lease,  license  or  other  disposition

of   all  or   substantially   all  the   Collateral  or  Pledged   Collateral,  marshaling   of  Collateral  or  Pledged

Collateral  and  liabilities,  receivership,  insolvency,  bankruptcy,  assignment  for  the  benefit  of  creditors,

reorganization,  arrangement,  composition  with  creditors  or  readjustment  of,  or  other  similar  proceedings affecting, Borrower or Pledgor or either of their Property; or

(k)      The  default  or  failure  of  Pledgor  to  fully  perform  any  agreement,  covenant  or  obligation  set forth in this Agreement; or

(l)

Any  event  or  action  that  would,  in  the  absence  of  this  Section  3,  result  in  the  release  or discharge  of  Pledgor  from  the  performance  or  observance  of  any  obligation,  covenant  or  agreement contained in this Agreement (other than payment to Secured Party in cash and performance of the Pledgor

Obligations in full or a written release provided by Secured Party to Pledgor).

4.  Perfection and Protection of Security Interest.

(a)      Pledgor  will  execute  and  deliver  to  Secured  Party  security  agreements,  assignments,  control agreements  and  other  documents  and  instruments  as  Secured  Party  may  at  any  time  reasonably  request  to establish, attach, perfect, or protect any  pledge, lien, or security  interest granted to  Secured  Party  pursuant

to this Agreement.   Pledgor authorizes Secured Party to file all financing statements, and all continuations or  amendments  thereof,  to  establish,  attach,  perfect  or  protect  any  pledge,  lien  or  security  interest  granted

to  Secured  Party  in  the  Pledged  Collateral.   Pledgor  agrees  that  subject  to  Pledgor’s  rights  under  Section

9-509(d)(2)  of  the  UCC,  Pledgor  is  not  and  shall  not  be  authorized  to  file  any  financing  statement  or amendment,  termination  or  corrective  statement  with  respect  to  any  financing  statement  filed  by  Secured

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Party,  or  with  respect  to  any  continuation  or  amendment  thereof,  without  the  prior  written  consent  of

Secured Party.

(b)      Pledgor   hereby   appoints   Secured   Party,   and   Secured   Party’s   designee(s),   as   Pledgor’s

attorney-in-fact (i) to execute and deliver notices of lien, financing statements, assignments, and any other documents,  instruments,  notices,  and  agreements  necessary  for  the  establishment,  attachment,  perfection or  protection  of  Secured  Party’s  security  interest  in  any  Pledged  Collateral,  (ii)  upon  the  occurrence  and during  the  continuation  of  an  Event  of  Default,  to  endorse  the  name  of  Pledgor  on  any  checks,  notes,

drafts  or  other  forms  of  payment  or  security  consisting  of  Pledged  Collateral  that  may  come  into  the possession  of  Secured  Party  or  any  Affiliate  of  Secured  Party,  and  (iii)  generally,  to  do  all  things

necessary  to  carry  out  the  purposes  and  intent  of  this  Agreement.    The  powers  granted  herein,  being

coupled  with  an  interest,  are  irrevocable,  and  Pledgor  approves  and  ratifies  all  acts  of  the  attorney(s)-in-

fact  consistent  with  the  foregoing.   Neither  Secured  Party  nor  any  attorney(s)-in-fact  shall  be  liable  for any  act  or  omission,  error  in  judgment  or  mistake  of  law  so  long  as  the  same  does  not  constitute  gross negligence or willful misconduct.

(c)      Pledgor  shall  cooperate  with  Secured  Party  in  obtaining  waivers  or  subordinations  in  favor  of

Secured  Party  as  Secured  Party  may  require  from  third  parties  having  any  interest  in  any  Pledged

Collateral  and  Pledgor  shall  cooperate  with  Secured  Party  in  obtaining  “control”  of  Pledged  Collateral consisting  of  Deposit  Accounts,  electronic  Chattel  paper,  Investment  Property,  or  Letter-of-Credit  Rights as provided in Sections 9-104 through 9-107, inclusive, of the UCC.

5.  Secured  Party’s  Right  to  Perform  Pledgor’s  Obligations.    In  the  event  that  Pledgor  shall  fail  to

purchase  or  maintain  insurance  that  covers  any  Pledged  Collateral,  or  to  pay  any  tax,  assessment,  charge or  levy  of  any  Governmental  Unit  that  could  result  in  a  lien  or  other  encumbrance  over  any  Pledged

Collateral, except as the same may be otherwise permitted hereunder, or in the event that any lien, charge,

encumbrance  or  security  interest  on  any  Pledged  Collateral  not  specifically  permitted  by  the  terms  of  this

Agreement  shall  not  be  paid  in  full  or  discharged,  or  in  the  event  that  Pledgor  shall  fail  to  perform  or comply  with  any  other  covenant,  promise  or  Obligation  to  Secured  Party  hereunder  or  under  any  other

Loan  Document,  upon  two  (2)  Banking  Days’  notice  to  Pledgor  Secured  Party  may,  but  shall  not  be required  to,  perform,  pay,  satisfy,  discharge  or  bond  the  same  for  the  account  of  Pledgor,  and  Pledgor shall  immediately  pay  to  Secured  Party  upon  demand,  and  shall  indemnify  and  hold  Secured  Party harmless  from  and  against,  all  monies  so  paid  by  Secured  Party,  including  reasonable  attorneys’  fees  and expenses  incurred  by  Secured  Party  in  connection  therewith,  and  until  fully  paid  by  Pledgor  to  Secured

Party   all   such   amounts   shall   be   added   to   the   Pledgor   Obligations   as   described   in   the   Obligation

Agreement.

6.  Representations.

(a)      Approval of Loan Documents.   Pledgor has reviewed and approved the form and substance of each of the Loan Documents.

(b)      Validity  and  Enforceability.    Pledgor  has  the  capacity  to  enter  into  this  Agreement.    The

execution,  delivery  and  performance  of  this  Agreement,  and  the  creation  of  all  security  interests,  pledges,

liens,  charges,  mortgages  or  other  encumbrances  in  favor  of  Secured  Party  pursuant  to  this  Agreement  (i)

are  not  in  contravention  of  any  agreement  or  indenture  to  which  Pledgor  is  a  party  or  by  which  Pledgor  is bound,  Pledgor’s  Charter  Documents,  any  provision  of  applicable  law,  and  (ii)  do  not  require  the  consent or  approval  of  any  Governmental  Unit  or  any  other  Person  that  has  not  been  obtained,  and  each  such consent  or  approval  obtained  by  Pledgor  has  been  furnished  to  Secured  Party  prior  to  the  date  of  this

Agreement,  (iii)  are  within  Pledgor’s  organizational  power,  and  (iv)  have  been  duly  authorized  by  all necessary  or  proper  actions  of  or  pertaining  to  Pledgor  (including  the  consent  of  directors,  officers,

managers, partners, shareholders and/or members, as applicable).

(c)      Title  to  Pledged  Collateral.   Pledgor  is  the  sole  owner  of  the  Pledged  Collateral;  Pledgor  has not  granted  to  any  other  party  any,  and  there  are  no,  liens,  security  interests,  charges,  mortgages  or  other

encumbrances   in,   to   or   on   the   Pledged   Collateral   except   as   described   in   the   attached   Disclosure

Schedule.

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(d)      No  Violation  or  Restrictions.    Neither  the  execution  and  delivery  of  this  Agreement,  the consummation  of  the  transactions  contemplated  hereby  nor  the  fulfillment  of  or  compliance  with  the provisions  of  this  Agreement  will  conflict  with  or  result  in  a  breach  of  any  of  the  terms,  covenants,

conditions  or  provisions  of  any  agreement,  indenture,  judgment  or  order  to  which  Pledgor  is  a  party  or  by which  Pledgor  or  the  Pledged  Collateral  is  bound,  or  will  constitute  a  default  under  any  of  the  foregoing,

or   result   in   the   creation   or   imposition   of   any   lien,   security   interest,   charge,   mortgage   or   other

encumbrances of any nature whatsoever in, to or on the Pledged Collateral.

(e)      Compliance  with  Law.   Pledgor  is  not  in  violation  of  any  law,  ordinance,  governmental  rule,

regulation,  order  or  judgment  to  which  Pledgor  may  be  subject  which  is  likely  to  materially  affect  the financial condition of Pledgor or Pledgor’s rights, title and interest in and to the Pledged Collateral.

7.  Covenants   of   Pledgor.     Until  the  final   and   indefeasible   payment   to   Secured   Party  in   cash   and

performance of the Pledgor Obligations in full, Pledgor:

(a)      will  defend  the  Pledged  Collateral  against  the  claims  and  demands  of  all  other  parties;  will keep  the  Pledged  Collateral  free  from  all  security  interests  or  other  encumbrances,  except  the  security interests,  liens,  charges  and  encumbrances  granted  to  Secured  Party  pursuant  to  this  Agreement;  and except  as  specifically  permitted  herein  will  not  sell,  transfer,  assign,  deliver  or  otherwise  dispose  of  any

Pledged Collateral or any interest therein without the prior written consent of Secured Party;

(b)      will  notify  Secured  Party  promptly  in  writing  of  any  change  in  Pledgor’s  address,  specified on the attached Disclosure Schedule;

(c)      in  connection  herewith,  will  execute  and  deliver  to  Secured  Party  such  financing  statements,

assignments and other documents and do such other things reasonably necessary that relate to the  Pledged

Collateral  and  the  Security  Interest  as  Secured  Party  may  request,  and  pay  all  costs  of  title  searches  and filing  financing  statements,  assignments  and  other  documents  in  all  public  offices  requested  by  Secured

Party;

(d)      will  pay  all  taxes,  assessments  and  other  charges  of  every  nature  which  may  be  imposed,

levied  or  assessed  against  the  Pledged  Collateral,  except  for  taxes  that  are  being  diligently  contested  in good faith;

(e)      with  respect  to  any  Pledged  Collateral  that  is  a  “Financial  Asset”  or  “Security  Entitlement”

(as  such  terms  are  defined  in  Article  8  of  the  UCC),  equity  security,  stock  (common  or  preferred),  a security convertible into stock, a stock warrant, a right to subscribe for, or an option to purchase any stock or  any  security  convertible  into  or  exchangeable  for  stock,  a  partnership  interest  or  profit  interest  in  any partnership  (general  or  limited),  an  interest  in  a  limited  liability  company,  joint  venture  or  other  common enterprise  (individually  and  collectively,  “Ownership  Interests”),  will  not  take  any  action,  directly  or indirectly, to consent to, authorize or elect to (including, but not limited to, affirmatively voting any of the

Pledged  Collateral  consisting  of  Ownership  Interests),  or  permit  the  issuer  of  such  Ownership  Interest  to elect  to  (including,  but  not  limited  to,  by  amending  or  otherwise  modifying  the  formation  documents  of

such  issuer),  treat  any  of  the  Collateral  consisting  of  Ownership  Interests  as  a    Financial  Asset  or

“Security”  (as  such  term  is  defined  in  Article  8  of  the  UCC)  under  the  UCC,  specifically  including

Section 8-103 of the UCC; and

(f)      with  respect  to  any  Pledged  Collateral  that  is  an  Ownership  Interest  that  is  delivered  to

Secured  Party  pursuant  to  the  terms  hereof  (if  certificated),  or  that  is  not  certificated,  will  not  take  any action,  directly  or  indirectly,  (i)  to  deposit,  transfer  or  place  any  such  Ownership  Interest  in  a  “Securities

Account”  (as  such  term  is  defined  in  Article  8  of  the  UCC),  or  (ii)  to  deliver,  transfer,  assign  or  otherwise hypothecate  any  such  Ownership  Interest  to  any  “Securities  Intermediary”  (as  such  term  is  defined  in

Article  8  of  the  UCC)  or  any  Person  other  than  to  Secured  Party,  or  (iii)  to  grant  to  any  Person  other  than

Secured  Party  a  “Securities  Entitlement”  (as  such  term  in defined  in  Article  8  of  the  UCC)  with  respect  to any  such  Ownership  Interest,  unless  such  Securities  Intermediary  or  other  Person  has  executed  and delivered  to  Secured  Party  an  agreement  in  form  and  content  satisfactory  to  Secured  Party  in  its  sole discretion,  pursuant  to  which  Secured  Party  shall  be  granted  “Control”  (as  such  term  is  defined  in  Article

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8  of  the  UCC)  with  respect  to  such  Securities  Account  or  Ownership  Interest,  respectively,  upon  terms and conditions satisfactory to Secured Party in its sole discretion.

8.  Income  from  and  Interest  on  Pledged  Collateral.    Prior  to  the  occurrence  and  continuation  of  an

Event of  Default,  Pledgor shall have  the  right to  receive  all income  from,  and  all interest  and  distributions

on,  the  Pledged  Collateral.   Following  the  occurrence  and  during  the  continuation  of any  Event of Default and until the Pledgor Obligations are finally and indefeasibly paid in cash to Secured Party and performed in  full,  Secured  Party  shall  have  the  right  to  receive  all  income  from,  and  all  interest  and  distributions  on,

the Pledged Collateral.

9.  Events  of  Default.    Any  of  the  following  events  or  conditions  shall  constitute  an  Event  of  Default hereunder:

(a)      Pledgor  fails  to  perform  or  observe  any  agreement,  covenant  or  obligation  contained  in  this

Agreement; or

(b)      Any  representation  by  or  on  behalf  of  Pledgor  contained  in  this  Agreement  shall  have  been breached or otherwise shall have been inaccurate when made; or

(c)      Pledgor purports to terminate this Agreement; or

(d)      Upon the cessation of business or operations of Pledgor; or

(e)      Pledgor  shall  (i)  cease  to  be  Solvent,  (ii)  make  an  assignment  for  the  benefit  of  its  creditors,

(iii)  call  a  meeting  of  its  creditors  to  obtain  any  general  financial  accommodation,  (iv)  suspend  business,

or   (v)   commence   any   case   under   any   provision   of   the   Bankruptcy   Code   including   provisions   for

reorganizations; or

(f)      If   any   case   under   any   provision   of   the   Bankruptcy   Code,   including   provisions   for

reorganizations, shall be commenced against Pledgor and such case remains undismissed, undischarged or unbonded  for  a  period  of  sixty  (60)  calendar  days  from  the  date  of  commencement,  or  (ii)  if  a  receiver,

trustee  or  equivalent  officer  shall  be  appointed  for  all  or  any  of  Pledgor’s  Property  which  results  in  the entry of an order for relief or such adjudication or appointment; or

(g)      The  occurrence  of  an  “Event  of  Default”  under  any  Loan  Document  (as  such  term  is  defined in such Loan Document).

10.  Rights  and  Remedies  of  Secured  Party.   At  all  times  prior  to  the  final  and  indefeasible  payment  to

Secured  Party  in  cash  and  performance  of  the  Pledgor  Obligations  in  full,  Secured  Party  shall  have,  in addition to all other rights and remedies of Secured Party under this Agreement (a) all rights and remedies granted  to  a  Secured  party  in  the  UCC,  (b)  all  rights  and  remedies  with  respect  to  Pledged  Collateral granted  to  Secured  Party  under  the  other  Loan  Documents,  and  (c)  all  rights  and  remedies  of  Secured

Party  with  respect  to  the  Pledged  Collateral  available  under  applicable  law.   Without  limiting  any  rights

or  remedies  Secured  Party  may  have  pursuant  to  this  Agreement,  under  applicable  law,  and  in  addition  to all  rights  and  remedies  granted  to  Secured  Party  in  the  UCC,  upon  the  occurrence  and  during  the continuation of an Event of Default:

(a)      Sale,  Lease,  etc.  of  Pledged  Collateral.   Secured  Party  may,  without  demand,  advertising  or

notice,  all  of  which  Pledgor  hereby  waives  (except  as  the  same  may  be  required  by  the  UCC  or  other applicable  law),  at  any  time  or  times  in  one  or  more  public  or  private  sales  or  other  dispositions,  for  cash,

on  credit  or  otherwise,  at  such  prices  and  upon  such  terms  as  are  commercially  reasonable  (within  the meaning  of  the  UCC)  (i)  sell,  lease,  license  or  otherwise  dispose  of  any  and  all  Pledged  Collateral,  and/or

(ii) deliver and grant options to a third party to purchase, lease, license or otherwise dispose of any and all

Pledged  Collateral.   Secured  Party  may  sell,  lease,  license  or  otherwise  dispose  of  any  Pledged  Collateral in  its  then-present  condition  or  following  any  preparation  or  processing  deemed  necessary  by  Secured

Party  in  its  reasonable  discretion.   Secured  Party  may  be  the  purchaser  at  any  such  public  or  private  sale or  other  disposition  of  Pledged  Collateral,  and  in  such  case  Secured  Party  may  make  payment  of  all  or

any   portion   of  the  purchase  price  therefor  by   the  application   of  all  or  any   portion   of  the   Pledgor

Obligations   due   to   Secured   Party   to   the   purchase   price   payable   in   connection   with   such   sale   or

07 IGXGLOBAL Pledge Final.docx

disposition. Secured Party may, if it deems it reasonable, postpone or adjourn any sale or other disposition of  any  Pledged  Collateral  from  time  to  time  by  an  announcement  at  the  time  and  place  of  the  sale  or disposition  to  be  so  postponed  or  adjourned  without  being  required  to  give  a  new  notice  of  sale  or disposition;  provided,  however,  that  Secured  Party  shall  provide  Pledgor  with  written  notice  of  the  time

and  place  of  such  postponed  or  adjourned  sale  or  disposition.   Pledgor  hereby  acknowledges  and  agrees

that  Secured  Party’s  compliance  with  any  requirements  of  applicable  law  in  connection  with  a  sale,  lease,

license   or   other   disposition   of   Pledged   Collateral   will   not   be   considered   to   adversely   affect   the

commercial reasonableness of any sale, lease, license or other disposition of such  Pledged Collateral.

(b)      Application  of  Disposition  Proceeds.   Pledgor  shall  be  obligated  for,  and  the  Proceeds  of  any sale,  lease,  license  or  other  disposition  of  Pledged  Collateral  pursuant  to  this  Section  10  shall  be  applied

(i)  first  to  the  costs  of  retaking,  holding,  preparing  for  disposition,  processing,  and  disposing  of  Pledged

Collateral,  including  the  fees  and  disbursements  of  attorneys,  auctioneers,  appraisers,  consultants  and accountants  employed  by  Secured  Party  in  connection  with  the  foregoing,  and  then  (ii)  to  the  payment  of the Pledgor Obligations in whatever order Secured Party may elect.  Secured Party shall pay any Proceeds

of   the   sale,   lease,   license   or   other   disposition   of   Pledged   Collateral  remaining   after   application   as

provided in clause (i) and (ii), above, in accordance with the applicable provisions of the UCC.

(c)      Warranties;  Sales  on  Credit.   Secured  Party  may  sell,  lease,  license  or  otherwise  dispose  of

the   Pledged   Collateral   without   giving   any   warranties   and   may   specifically   disclaim   any   and   all

warranties,   including   but   not   limited   to   warranties   of   title,   possession,   merchantability   and   fitness.

Pledgor  hereby  acknowledges  and  agrees  that  Secured  Party’s  disclaimer  of  any  and  all  warranties  in connection  with  a  sale,  lease,  license  or  other  disposition  of  Pledged  Collateral  will  not  be  considered  to

adversely  affect  the  commercial  reasonableness  of  any  such  disposition  of  the  Pledged  Collateral.    If

Secured  Party  sells,  leases,  licenses  or  otherwise  disposes  of  any  of  the  Pledged  Collateral  on  credit,

Pledgor will be credited only with payments actually made by the recipient of such Pledged Collateral and

received  by  Secured  Party  and  applied  to  the  Pledgor  Obligations.   If  any  Person  fails  to  pay  for  Pledged

Collateral  acquired  pursuant  this  Section  10  on  credit,  Secured  Party  may  re-offer  the  Pledged  Collateral for sale, lease, license or other disposition.

(d)      Secured  Party’s  Obligations.   Pledgor  agrees  that  Secured  Party  shall  not  have  any  obligation to  preserve  rights  to  any  Pledged  Collateral  against  prior  parties  or  to  marshal  any  Pledged  Collateral  of

any  kind  for  the  benefit  of  any  other  creditor  of  Pledgor  or  any  other  Person.   Secured  Party  shall  not  be

responsible  to  Pledgor  for  loss  or  damage  resulting  from  Secured  Party’s  failure  to  enforce  its  security interests  or  collect  any  Pledged  Collateral  or  Proceeds  or  any  monies  due  or  to  become  due  under  the

Pledgor Obligations or any other liability or obligation of Pledgor to Secured Party.

(e)      Waiver  of  Rights  by  Pledgor.    Except  as  may  be  otherwise  specifically  provided  in  this

Agreement,  Pledgor  waives,  to  the  extent  permitted  by  law,  all  bonds,  security  or  sureties  required  by  any

Governmental  Rule  or  otherwise  as  an  incident  to  Secured  Party’s  taking  of  possession  of,  or  sale,  lease,

license or other disposition of, any Pledged Collateral.

(f)      Rights  and  Remedies  Cumulative.   Secured  Party’s  rights  and  remedies  under  this  Agreement shall  be  cumulative  and  not  alternative  or  exclusive,  irrespective  of  any  other  rights  or  remedies  that  may be available to Secured  Party under any  other Loan  Document, by  operation  of law  or otherwise, and  may be  exercised  by  Secured  Party at such  time  or times  and  in  such  order as  Secured  Party in  Secured  Party’s

sole  discretion  may  determine,  and  are  for  the  sole  benefit  of  Secured  Party.   Secured  Party’s  failure  to

exercise  or  delay  in  exercising  any  right  or  remedy  shall  not  (i)  preclude  Secured  Party  from  exercising such  right  or  remedy  thereafter,  (ii)  preclude  Secured  Party  from  exercising  any  other  right  or  remedy  of

Secured  Party,  or  (iii)  result  in  liability  to  Secured  Party  or  Secured  Party’s  Affiliates  or  their  respective members, managers, shareholders, directors, officers, partners, employees, consultants or agents.

11.  Irrevocable  Proxy.   Pledgor  irrevocably  constitutes  and  appoints  Secured  Party,  whether  or  not  the

Pledged  Collateral  consisting  of  Ownership  Interests  has  been  transferred  into  the  name  of  Secured  Party or  its  nominee,  as  Pledgor’s  proxy  with  full  power,  in  the  same  manner,  to  the  same  extent  and  with  the same effect as if Pledgor were to do the same:

07 IGXGLOBAL Pledge Final.docx

(a)      to  attend  all  meetings  of  equityholders  of  the  issuer(s)  of  any  of  such  Ownership  Interests

(each,  an  “Issuer”)  held  from  the  date  hereof  and  to  vote  the  Ownership  Interests  at  such  meeting  in  such manner  as  Secured  Party  shall  reasonably  deem  appropriate  including,  without  limitation,  in  favor  of  the liquidation of any Issuer;

(b)

to  consent,  in  the  reasonable  discretion  of  Secured  Party,  to  any  and  all  action  by  or  with respect  to  any  Issuer  for  which  the  consent  of  the  stockholders  of  any  Issuer  is  or  may  be  necessary  or appropriate;

(c)      without  limitation,  to  do  all  things  which  Pledgor,  acting  in  a  commercially  reasonable manner,  can  or  could  do  as  an  owner  of  an  equity  or  profits  interest  of  any  Issuer,  giving  to  Secured  Party full  power  of  substitution  and  revocation;  provided,  however,  that  this  proxy  shall  not  be  exercisable  by

Secured  Party  and  Pledgor  alone  shall  have  the  foregoing  powers  (whether  or  not  the  Ownership  Interests have  been  transferred  into  the  name  of  Secured  Party  or  its  nominee)  until  Secured  Party  has  given  to

Pledgor  notice  in  writing  of  Secured  Party’s  election  to  exercise  this  proxy  and  an  Event  of  Default  has occurred  and  is  continuing;  provided,  further,  that  Secured  Party  may,  at  its  option  upon  notice  to

Pledgor,  elect  to  postpone  having  this  proxy  become  exercisable  notwithstanding  the  occurrence  of  any

event  described  in  this  sentence  which  would  otherwise  cause  this  proxy  to  become  exercisable.   This

proxy  shall  terminate  when  this  Agreement  is  no  longer  in  full  force  and  effect  as  provided  in  this

Agreement.   Pledgor  hereby  revokes  any  proxy  or  proxies  heretofore  given  by  Pledgor  to  any  person  or persons  whatsoever  and  agrees  not  to  give  any  other  proxies  in  derogation  hereof  until  this  Pledge

Agreement is no longer in full force and effect; and

(d)      Pledgor  shall  deliver  promptly  to  Secured  Party  copies  of  all  notices,  statements  or  other communications  received  by  Pledgor  or  its  nominee  as  registered  owner  of  the  Ownership  Interests,  and

upon  demand  and  receipt  of  payment  of  necessary  expenses  thereof.   After  the  occurrence  and  during  the

continuation  of  an  Event  of  Default,  Pledgor  (i)  shall  give  to  Secured  Party  or  its  designee  a  proxy  or proxies to vote and take all action with respect to such Ownership Interests, (ii) hereby authorizes Secured

Party  to  transfer  the  Ownership  Interests  or  any  part  thereof  into  Secured  Party’s  own  name  or  that  of

Secured  Party’s  nominee  so  that  Secured  Party  or  its  nominee  may  appear  of  record  as  the  sole  owner thereof,  and  (iii)  hereby  waives  all  rights  to  be  advised  of  or  to  receive  any  notices,  statements  or communications received by Secured Party or its nominee as record owner of the Ownership Interests.

12.  General Provisions.

(a)      Rights  and  Remedies  Cumulative.   Secured  Party’s  rights  and  remedies  under  this  Agreement

(specifically including all rights and remedies of Secured Party under Section 10) shall be cumulative and not  alternative  or  exclusive,  irrespective  of  any  other  rights  or  remedies  that  may  be  available  to  Secured

Party  under  any  other  Loan  Document,  by  operation  of  law  or  otherwise,  and  may  be  exercised  by

Secured  Party  at  such  time  or  times  and  in  such  order  as  Secured  Party  in  Secured  Party’s  sole  discretion

may  determine,  and  are  for  the  sole  benefit  of  Secured  Party.   Secured  Party’s  failure  to  exercise  or  delay

in  exercising  any  right  or  remedy  shall  not  (a)  preclude  Secured  Party  from  exercising  such  right  or remedy thereafter, (b) preclude Secured Party from  exercising any other right or remedy of Secured Party,

or  (c)  result  in  liability  to  Secured  Party  or  Secured  Party’s  Affiliates  or  their  respective  members,

managers, shareholders, directors, officers, partners, employees, consultants or agents.

(b)      Reinstatement.   The  agreements,  covenants,  liabilities  and  obligations  of  Pledgor  set  forth  in this  Agreement  (including,  but  not  limited  to,  the  final  and  indefeasible  payment  to  Secured  Party  in  cash and  performance  of  the  Pledgor  Obligations  in  full,  and  the  grant  to  Secured  Party  of  the  security interests,  lien,  charges  and  encumbrances  described  in  this  Agreement)  shall  continue  to  be  effective,  or be  reinstated,  as  the  case  may  be,  if  at  any  time  any  payment  in  respect  of  the  Pledgor  Obligations  is rescinded  or  must  otherwise  be  restored  or  returned  by  Secured  Party  by  reason  of  any  bankruptcy,

reorganization,  arrangement,  composition  or  similar  proceeding  or  as  a  result  of  the  appointment  of  a receiver, intervenor  or  conservator  of, or  trustee  or  similar  officer  for, Pledgor or  any  other  Person, or  any

Property of Pledgor or any other Person, or otherwise, all as though such payment had not been made.

(c)      Successors  and  Assigns.   This  Agreement  is  entered  into  for  the  benefit  of  the  parties  hereto

07 IGXGLOBAL Pledge Final.docx

and  their  successors  and  assigns  and  shall  be  binding  upon  the  parties,  their  successors  and  assigns.

Secured  Party  shall  have  the  right,  without  the  necessity  of  any  consent,  authorization  or  other  action  by

Pledgor,  to  sell,  assign,  securitize  or  grant  participations  in  all  or  a  portion  of  Secured  Party’s  interest  in the  Loans  to  other  financial  institutions  of  Secured  Party’s  choice  and  on  such  terms  as  are  acceptable  to

Secured  Party  in   Secured  Party’s  sole  discretion.     Pledgor  shall  not  assign,  exchange  or  otherwise

hypothecate  any  rights,  liabilities  or  obligations  under  this  Agreement,  in  whole  or  in  part,  without  the prior  written  consent  of  Secured  Party,  which  consent  may  be  granted  or  withheld  in  Secured  Party’s  sole discretion,  and  any  attempted  assignment,  exchange  or  hypothecation  without  Secured  Party’s  written consent shall be void and be of no effect.

(d)      Notice.    Wherever  this  Agreement  provides  for  notice  to  any  party  (except  as  expressly provided  to  the  contrary),  it  shall  be  given  by  messenger,  facsimile,  certified  U.S.  mail  with  return  receipt

requested,   or   nationally   recognized   overnight   courier   with   receipt   requested,   effective   when   either

received  or  receipt  rejected  by  the  party  to  whom  addressed,  and  shall  be  addressed  as  provided  in  the

Disclosure Schedule, or to such other address as the party affected may hereafter designate.

(e)      Strict  Performance.    The  failure  by  Secured  Party  at  any  time  to  require  Pledgor’s  strict compliance  with  or  performance  of  any  provision  of  this  Agreement  shall  not  waive,  affect,  impair  or

diminish   any   right   of   Secured   Party   thereafter   to   demand   Pledgor’s   strict   compliance   with   and

performance  of  such  provision.   Any  suspension  or  waiver  by  Secured  Party  of  any  Default  or  Event  of

Default shall not suspend, waive or affect any other Default or Event of Default, whether the same is prior or subsequent to such suspension or waiver and whether of the same or a different type.

(f)      Waiver.   Pledgor  waives  presentment,  protest,  notice  of  dishonor  and  notice  of  protest  with respect  to  any  Document  or  Instrument  on  or  for  which  it  may  be  liable  to  Secured  Party  as  maker,

endorser, guarantor or otherwise (including but not limited to this Agreement and each Note).

(g)      Construction  of  Agreement.   The  parties  hereto  agree  that  the  terms,  provisions  and  language of  this  Agreement  were  the  result  of  negotiations  between  the  parties,  and,  as  a  result,  there  shall  be  no

presumption   that   any   ambiguities   in   this   Agreement   shall   be   resolved   against   either   party.     Any

controversy   over   the   construction   of   this   Agreement   shall   be   decided   without   regard   to   events   of

authorship or negotiation.

(h)      Expenses; Taxes.

(i)

Pledgor  shall  reimburse  Secured  Party  for  all  expenses  incurred  by  Secured  Party  in connection with the transactions contemplated by this Agreement or the Obligation Agreement.

(ii)     If,  at  any  time  or  times  prior  or  subsequent  to  the  Effective  Date,  and  regardless  of whether  any  of  the  transactions  contemplated  by  this  Agreement  are  concluded,  Secured  Party reasonably  employs  counsel  for  advice  or  other  representation,  reasonably  incurs  legal  fees  or expenses,  consulting  fees  or  expenses,  fees,  costs  or  expenses  of  external  professionals  engaged  by

Secured  Party,  or  reasonably  incurs  other  out-of-pocket  costs  or  expenses  in  connection  with:   (a)

the  exercise  of  any  right  or  remedy  of  Secured  Party  described  in  this  Agreement  or  any  other  Loan

Document  executed  by  Pledgor;  (b)  the  negotiation  and  preparation  of  this  Agreement  or  any  other

Loan  Document  executed  by  Pledgor,  or  any  amendment,  modification  or  restatement  of  this

Agreement   or   any   other   Loan   Document  executed   by   Pledgor;   (c)   the   administration   of   this

Agreement  or  any  other  Loan  Document  executed  by  Pledgor  and  the  transactions  contemplated hereby and thereby; (d) any litigation, contest, dispute, suit, proceeding or action (whether instituted by  Secured  Party,  Pledgor  or  any  other  Person)  in  any  way  relating  to  the  Pledged  Collateral,  this

Agreement  or  any  other  Loan  Document  executed  by  Pledgor;  (e)  the  establishment,  attachment,

perfection  or  protection  of  any  security  interest,  lien,  charge  or  encumbrance  on  the  Pledged

Collateral;  (f)  any  attempt  to  enforce  any  right  or  remedy  of  Secured  Party  against  Pledgor  or  any other  Person  who  may  be  obligated  to  Secured  Party  by  virtue  of  this  Agreement  or  any  other  Loan

Document  executed  by  Pledgor  including,  without  limitation,  Account  Debtors;  or  (g)  any  attempt to  inspect,  verify,  protect,  preserve,  restore,  collect,  sell,  lease,  license,  liquidate  or  otherwise dispose  of  or  realize  upon  the  Pledged  Collateral;  then,  in  any  such  event,  all  reasonable  attorneys’

07 IGXGLOBAL Pledge Final.docx

fees  arising  from  such  services  and  all  expenses,  costs  and  charges  of  such  counsel,  all  fees,  costs,

expenses and charges of consultants and professionals engaged by Secured Party, and all other costs and  out-of-pocket  expenses  of  Secured  Party  relating  to  any  of  the  events  or  actions  described above  shall  be  payable  by  Pledgor  to  Secured  Party,  and  shall  be  additional  Pledgor  Obligations

under  the  Obligation  Agreement  secured  by  the  Pledged  Collateral.    Pledgor  acknowledges  and

agrees  that  upon  the  occurrence  and  during  the  continuation  of  any  Event  of  Default  Pledgor  shall pay directly or reimburse Lender for all fees, costs, expenses and charges incurred by  Secured Party in Secured Party’s sole discretion in connection with the foregoing matters.

(iii)    Additionally,  if  any  tax,  levy  or  charge  (including  any  intangibles  tax,  stamp  tax  or recording  tax)  shall  be  imposed  upon  or  payable  by  Secured  Party  in  connection  with  the  execution or  delivery  of  this  Agreement,  or  the  execution,  delivery,  issuance  or  recording  of  any  other  Loan

Document  executed   by   Pledgor,  or   the   creation   of   any   of   the   Pledgor   Obligations  under  the

Obligation  Agreement  (a)  Pledgor  will  pay  (or  will  promptly  reimburse  Secured  Party  for  the payment  of)  all  such  taxes,  levies  and  charges  including,  but  not  limited  to,  any  interest  and

penalties  thereon,  (b)  following  receipt  of  notice  from  Secured  Party  regarding  the  claim   for

payment  of,  or  imposition  of,  any  such  tax,  levy  or  charge,  with  the  consent  of  Secured  Party,

which  consent  may  not  be  unreasonably  withheld,  conditioned  or  delayed,  Pledgor  shall  have  the right, at its own cost and expense, to contest the imposition of such tax, levy or charge, and with the consent  of  the  Secured  Party,  which  consent  may  not  be  unreasonably  withheld,  conditioned  or delayed, to compromise or settle such claim for such tax, levy or charge and pay the same following such  compromise  or  settlement,  and  (c)  in  any  circumstance  described  in  clause  (a)  or  (b)  above,

Pledgor  will  indemnify,  defend  and  hold  Secured  Party  harmless  from  and  against  any  liability  in connection therewith.

(iv)     Pledgor’s  obligations  under  this  Section  12(h)  shall  survive  termination  of  the  Loans  and the termination of this Agreement.

(i)

Waiver  of  Right  to  Jury  Trial.   Pledgor  and  Secured  Party  recognize  that  in  matters  related  to the  Loans  and/or  this  Agreement,  and  as  it  may  be  subsequently  modified  and/or  amended,  either  party may  be  entitled  to  a  trial  in  which  matters  of  fact  are  determined  by  a  jury  (as  opposed  to  a  trial  in  which such  matters are  determined  by  a  judge, magistrate, referee  or other elected  or appointed  decider of  facts).

By  executing  this  Agreement,  Secured  Party  and  Pledgor  will  give  up  their  respective  right  to  a  trial  by jury.  Pledgor  and  Secured  Party  each  hereby  expressly  acknowledges  that  this  waiver  is  entered  into  to avoid delays, minimize trial expenses, and streamline the legal proceedings in order to accomplish a quick resolution  of  claims  arising  under  or  in  connection  with  Agreement,  the  Loan(s),  the  Note(s)  and  the transactions contemplated by this Agreement.

(i)   WAIVER  OF  JURY  TRIAL.   TO  THE  MAXIMUM  EXTENT  NOT  PROHIBITED  BY

LAW,  PLEDGOR  AND  SECURED  PARTY  EACH  HEREBY  KNOWINGLY,  VOLUNTARILY

AND  INTENTIONALLY  WAIVES  ANY  RIGHT  THAT  PLEDGOR  OR  SECURED  PARTY

MAY  HAVE  TO  A  TRIAL  BY  JURY  IN  RESPECT  TO  ANY  LITIGATION, ACTION, SUIT  OR

PROCEEDING,  DIRECTLY  OR  INDIRECTLY,  AT  ANY  TIME  ARISING  OUT  OF,  UNDER,

OR  IN  CONNECTION  WITH  THIS  AGREEMENT,  ANY  LOAN,  ANY  NOTE,  ANY  LOAN

DOCUMENT    OR    ANY    TRANSACTION    CONTEMPLATED    BY    THIS    AGREEMENT,

BEFORE OR AFTER MATURITY.

(ii)      CERTIFICATIONS.      PLEDGOR   HEREBY   CERTIFIES   THAT   NEITHER   ANY

REPRESENTATIVE    NOR    AGENT    OF    SECURED    PARTY    NOR    SECURED    PARTY’S

COUNSEL   HAS   REPRESENTED,   EXPRESSLY   OR   OTHERWISE,   OR   IMPLIED   THAT

SECURED  PARTY  WOULD  NOT, IN  THE  EVENT  OF  ANY  LITIGATION, ACTION  SUIT  OR

PROCEEDING,     SEEK     TO     ENFORCE     THE     FOREGOING     WAIVER.

PLEDGOR

ACKNOWLEDGES  THAT  SECURED  PARTY  HAS  BEEN  INDUCED  TO  ENTER  INTO  THIS

AGREEMENT  AND  THE  TRANSACTIONS  CONTEMPLATED  BY  THIS  AGREEMENT  BY,

AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION HEREIN.

07 IGXGLOBAL Pledge Final.docx

(j)

Indemnification by Pledgor.   Pledgor hereby covenants and agrees to indemnify, defend (with counsel  selected  by  Secured  Party)  and  hold  harmless  Secured  Party,  Secured  Party’s  Affiliates  and  their

respective    members,    managers,    directors,    shareholders,    officers,    partners,    employees,    attorneys,

consultants  and  agents  (collectively,  the  “Indemnitees”)  from  and  against  any  and  all  claims,  damages,

liabilities, costs  and  expenses  (including, without limitation, actual attorney’s fees  and  expenses  and  other costs  of  investigation  or  defense,  including  those  incurred  upon  any  appeal),  which  may  be  incurred  by  or asserted  against  any  Indemnitee  (whether  for  breach  of  contract,  in  tort  or  under  any  other  theory  of liability)  in  connection  with  or  as  a  result  of  credit  having  been  extended,  suspended  or  terminated  under any  other  Loan  Documents  or  with  respect  to  the  execution,  delivery,  enforcement,  performance  or administration  of,  or  in  any  other  way  arising  out  of  relating  to,  this  Agreement  or  the  other  Loan

Documents  or  any  other  documents  or  transactions  contemplated  by  or  referred  to  in  this  Agreement,  or any  action  or  failure  to  act  with  respect  to  any  of  the  foregoing,  including  any  and  all  product  liabilities,

environmental  liabilities,  taxes  and  legal  costs  and  expenses  arising  out  of  or  incurred  in  connection  with disputes  between  or  among  any  parties  to  and  of  the  Loan  Documents,  the  correctness,  validity  or genuineness  of  any  Instrument  or  Document  that  may  be  released  or  endorsed  to  Borrower  by  Secured

Party  (which  shall  automatically  be  deemed  to  be  without  recourse  to  Secured  Party  in  any  event),  the

existence,   character,   quantity,   quality,   condition,   value   or   delivery   of   any   Goods   purporting   to   be

represented  by  any  such  Instruments  or  Documents,  or  any  broker’s  commission,  finder’s  fee  or  similar charge  or  fee  payable  by  Pledgor  in  connection  with  the  Loans  and  the  transactions  contemplated  by  this

Agreement  (collectively,  the  “Indemnified  Liabilities”),  except  to  the  extent  that  any  such  Indemnified

Liability  is  finally  determined  by  a  court  of  competent  jurisdiction  to  have  resulted  primarily  from  such

Indemnitee’s   gross   negligence   or   willful   misconduct.     PLEDGOR,   FOR   ITSELF   AND   FOR   ALL

SUCCESSORS,  ASSIGNS,  THIRD  PARTY  BENEFICIARIES  AND  ALL  OTHER  PERSONS  THAT

MAY  ASSERT  CLAIMS  DERIVATIVELY  THROUGH  SUCH  PARTY,  HEREBY  WAIVES  ANY

AND  ALL  CLAIMS  FOR  INDEMNIFIED  LIABILITIES  AGAINST  ALL  INDEMNITEES  EXCEPT

TO  THE  EXTENT  THAT  ANY  SUCH  INDEMNIFIED  LIABILITY  IS  FINALLY  DETERMINED  BY

A  COURT  OF  COMPETENT  JURISDICTION  TO  HAVE  RESULTED  PRIMARILY  FROM  SUCH

INDEMNITEE’S  GROSS  NEGLIGENCE  OR  WILLFUL  MISCONDUCT.   NO  INDEMNITEE  SHALL

BE RESPONSIBLE OR LIABLE TO PLEDGOR, ANY  SUCCESSOR, ASSIGNEE OR THIRD  PARTY

BENEFICIARY  OR  ANY  OTHER  PERSON  ASSERTING  CLAIMS  DERIVATIVELY  THROUGH

SUCH  PARTY,  FOR  ANY  ACT  OR  FAILURE  TO  ACT  UNDER  ANY  POWER  OF  ATTORNEY  OR

FOR  INDIRECT  PUNITIVE,  EXEMPLARY  OR  CONSEQUENTIAL  DAMAGES  THAT  MAY  BE

ALLEGED    AS    A    RESULT    OF    CREDIT    HAVING    BEEN    EXTENDED,    SUSPENDED    OR

TERMINATED  UNDER  ANY  OTHER  LOAN  DOCUMENT  OR  AS  A  RESULT  OF  ANY  OTHER

TRANSACTION   CONTEMPLATED   HEREUNDER   OR   THEREUNDER.   THE   PROVISIONS   OF

THIS    SECTION    12(j)    SHALL    SURVIVE    TERMINATION    OF    THE    LOANS    AND    THE

TERMINATION  OF  THIS  AGREEMENT.   Notwithstanding  the  foregoing,  in  no  event  shall  Pledgor  be liable to any Indemnitee for any indirect, punitive, exemplary or consequential damages.

(k)      Savings  Clause  for  Indemnification.   To  the  extent  that  Pledgor’s  undertaking  to  indemnify,

pay  and  hold  harmless  set  forth  in  this  Section  12(j)  above  may  be  unenforceable  because  it  violates  any law  or  public  policy,  Pledgor  shall  contribute  the  maximum  portion  which  it  is  permitted  to  pay  and satisfy  under  applicable  law  to  the  payment  and  satisfaction  of  all  matters  referred  to  under  this  Section

12(j).

(l)

Entire  Agreement;  Amendments;  Secured  Party’s  Consent.   This  Agreement  (including  the

Schedules  and  Exhibits)  constitutes  the  entire  agreement  between  Secured  Party  and  Pledgor  with  respect to  the  pledge  by  Pledgor  of  the  Pledged  Collateral  to  Secured  Party,  and  supersedes  all  prior  and contemporaneous  agreements,  understandings,  inducements  or  conditions  between  Secured  Party  and

Pledgor,  whether  express  or  implied,  oral  or  written,  with  respect  to  the  subject  matter  hereof;  provided,

however,  if  there  is  any  conflict  between  the  terms  or  provisions  of  this  Agreement  and  the  Loan

Agreement,  the  terms  of  the  Loan  Agreement  shall  supersede  and  govern  such  conflicting  terms  or provisions.  No amendment or waiver of any provision of this Agreement, nor consent to any departure by

Pledgor  therefrom,  shall  in  any  event  be  effective  unless  the  same  shall  be  Authenticated  by  Secured

07 IGXGLOBAL Pledge Final.docx

Party  in  a  Record,  and  then  such  amendment,  waiver  or  consent  shall  be  effective  only  in  the  specific instance and for the specific purpose for which given.

(m)    Cross  Default;  Cross  Collateralization.    Pledgor  hereby  acknowledges  and  agrees  that  (a)

each  other  Loan  Document  and  agreement  between  Pledgor  and  Secured  Party  is  hereby  amended,  to  the extent  necessary,  to  provide  that  a  Default  or  an  Event  of  Default  under  this  Agreement  is  a  default  or event  of  default,  respectively,  under  each  such  Loan  Document  or  agreement,  and  a  default  or  event  of default  under  any  Loan  Document  or  agreement  between  Pledgor  and  Secured  Party  is  a  Default  or  an

Event  of  Default,  respectively,  under  this  Agreement,  and  (b)  the  Pledged  Collateral  secures  the  final  and indefeasible  payment  to  Secured  Party  in  cash  and  performance  of  the  Pledgor  Obligations  in  full,

whether  now  or  hereafter  outstanding  under  all  other  Loan  Documents  and  agreements  between  Pledgor and  Secured  Party,  and  (c)  that  the  Collateral  and  any  other  Property  of  any  other  Person  pledged  to

Secured  Party  in  connection  with  the  transactions  contemplated  by  this  Agreement  under  any  other  Loan

Document  or  agreement  with  Secured  Party  secures  the  final  and  indefeasible  payment  to  Secured  Party in cash and performance of the Pledgor Obligations in full.

(n)      Execution  in  Counterparts.   This  Agreement  may  be  executed  in  any  number  of  counterparts,

each  of  which  when  so  executed  shall  be  deemed  to  be  an  original  and  all  of  which  taken  together  shall constitute but one and the same instrument.

(o)      Severability  of  Provisions.    Any  provision  of  this  Agreement  or  any  of  the  other  Loan

Documents  that  is  prohibited   or  unenforceable   in   any   jurisdiction   shall,  as   to   such   jurisdiction,  be

ineffective   to   the   extent   of   such   prohibition   or   unenforceability   without   invalidating   the   remaining

provisions  of  this  Agreement  or  the  other  Loan  Documents  or  affecting  the  validity  or  enforceability  of such provision in any other jurisdiction.

(p)      Governing Law; Consent To Jurisdiction.

(i)    THIS  AGREEMENT  WAS  NEGOTIATED  IN  THE  STATE  OF  NEW  YORK,  AND

MADE  BY  SECURED  PARTY  AND  ACCEPTED  BY  PLEDGOR  IN  THE  STATE  OF  NEW

YORK.  THE  PARTIES  AGREE  THAT  THE  STATE  OF  NEW  YORK  HAS  A  SUBSTANTIAL

RELATIONSHIP   TO   THE   PARTIES   AND   TO   THE   UNDERLYING   TRANSACTIONS

CONTEMPLATED   BY   THIS   AGREEMENT,   AND   IN   ALL   RESPECTS,   INCLUDING

MATTERS  OF  CONSTRUCTION,  VALIDITY  AND  PERFORMANCE,  THIS  AGREEMENT

AND   THE  OBLIGATIONS  ARISING   HEREUNDER   SHALL  BE  GOVERNED   BY,  AND

CONSTRUED  IN  ACCORDANCE  WITH,  THE  LAWS  OF  THE  STATE  OF  NEW  YORK

APPLICABLE  TO  CONTRACTS  MADE  AND  PERFORMED  ENTIRELY  IN  SUCH  STATE

WITHOUT  REGARD  TO  ITS  PRINCIPLES  OF  CONFLICTS  OF  LAWS.   TO  THE  FULLEST

EXTENT    PERMITTED    BY    LAW,    SECURED    PARTY    AND    PLEDGOR    HEREBY

UNCONDITIONALLY  AND  IRREVOCABLY  WAIVE  ANY  CLAIM  TO  ASSERT  THAT

THE  LAW  OF  ANY  OTHER  JURISDICTION  GOVERNS  THIS  AGREEMENT,  AND  THIS

AGREEMENT  SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN  ACCORDANCE  WITH

THE  LAWS  OF  THE  STATE  OF  NEW  YORK  APPLICABLE  TO  CONTRACTS  MADE  AND

PERFORMED  ENTIRELY  IN  SUCH  STATE  WITHOUT  REGARD  TO  ITS  PRINCIPLES  OF

CONFLICTS OF LAWS.

(ii)   ANY  LEGAL  SUIT,  ACTION  OR  PROCEEDING  AGAINST  SECURED  PARTY  OR

PLEDGOR   ARISING   OUT   OF   OR   RELATING   TO   THIS   AGREEMENT   SHALL   BE

INSTITUTED   IN   THE   SOLE   OPTION   OF   SECURED   PARTY   IN   ANY   FEDERAL   OR

STATE  COURT  LOCATED  IN  WESTCHESTER  COUNTY,  NEW  YORK  PURSUANT  TO

SECTION   5-1402   OF   THE   NEW   YORK   GENERAL   OBLIGATIONS   LAW;   HOWEVER,

SECURED   PARTY   MAY,   AT   ITS   OPTION,   COMMENCE   ANY   ACTION,   SUIT   OR

PROCEEDING  IN  ANY  OTHER  APPROPRIATE  FORUM  OR  JURISDICTION  TO  OBTAIN

POSSESSION  OF  OR  FORECLOSE  UPON  ANY  PLEDGED  COLLATERAL,  TO  OBTAIN

EQUITABLE  RELIEF  OR  TO  ENFORCE  ANY  JUDGMENT  OR  ORDER  OBTAINED  BY

SECURED   PARTY   AGAINST   PLEDGOR   OR   WITH   RESPECT   TO   ANY   PLEDGED

07 IGXGLOBAL Pledge Final.docx

COLLATERAL, TO ENFORCE ANY RIGHT OR REMEDY UNDER THIS AGREEMENT OR

ANY   OTHER   LOAN   DOCUMENT   OR   TO   OBTAIN   ANY   OTHER   RELIEF   DEEMED

APPROPRIATE  BY  SECURED  PARTY,  AND  SECURED  PARTY  AND  PLEDGOR  EACH

WAIVES  ANY  OBJECTION  WHICH  IT  MAY  NOW   OR  HEREAFTER  HAVE  TO  THE

LAYING  OF  VENUE  OF  ANY  SUCH  SUIT,  ACTION  OR  PROCEEDING,  AND  SECURED

PARTY    AND    PLEDGOR    EACH    HEREBY    IRREVOCABLY    SUBMITS    TO    THE

JURISDICTION   OF   ANY   SUCH   COURT   IN   ANY   SUIT,   ACTION   OR   PROCEEDING.

PLEDGOR   REPRESENTS   AND   ACKNOWLEDGES   THAT   IT   HAS   REVIEWED   THIS

CONSENT   TO   JURISDICTION   PROVISION   WITH   ITS   LEGAL   COUNSEL,   AND   HAS

MADE  THIS  WAIVER  KNOWINGLY  AND  VOLUNTARILY,  WITHOUT  COERCION  OR

DURESS.

(q)      Table  of  Contents;  Headings.   The  table  of  contents  and  headings  preceding  the  text  of  this

Agreement   are   inserted   solely   for   convenience   of   reference   and   shall   not   constitute   a   part   of   this

Agreement or affect its meaning, construction or effect.

[REMAINDER OF PAGE INTENTIONALLY  LEFT BLANK]

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

07 IGXGLOBAL Pledge Final.docx

IN  WITNESS  WHEREOF,  the  undersigned  have  executed  this  Agreement  on  the  day  and  year first above written.

PLEDGOR:

IGXGLOBAL, CORP.

By:_________________________________

Name:

Title:

SECURED PARTY:

KELTIC FINANCIAL PARTNERS II, LP

By:  KELTIC FINANCIAL SERVICES, LLC,

its general partner

By:

Name:

Title:

07 IGXGLOBAL Pledge Final.docx

DISCLOSURE SCHEDULE

PLEDGED COLLATERAL:

SIXTY  SIX  AND  TWO  THIRDS  (66  2/3)  OF  ALL  ISSUED  AND  OUTSTANDING  SHARES  OF

IGXGLOBAL  UK  LIMITED),  AND  SIXTY  SIX  AND  TWO  THIRDS  (66  2/3)  OF  ALL  SHARES  OF

IGXGLOBAL  UK  LIMITED  ISSUED  AFTER  THE  DATE  HEREOF  (WHETHER  NEWLY  ISSUED

BY  STOCK  SPLIT,  AS  A  DIVIDEND  OR  OTHERWISE),  ISSUED  OR  RECEIVED  IN  EXCHANGE

FOR  OR  REPLACEMENT  OF  THE  FOREGOING.  PLEDGOR  SHALL  DELIVER  TO  SECURED

PARTY  STOCK  CERTIFICATES  REPRESENTING  SIXTY  SIX  AND  TWO  THIRDS  (66  2/3)  OF

ALL  SHARES  OF  IGXGLOBAL  UK  LIMITED  ISSUED  OR  RECEIVED  AFTER  THE  DATE  OF

THIS AGREEMENT.

LIENS ON PLEDGED COLLATERAL:

None

NOTICE:

If to Secured Party:

Keltic Financial Partners II, LP

Attn: John P Reilly, President and CEO

580 White Plains Road, Suite 610

Tarrytown, NY  10591

Tel: (914) 921-3555 (ext. 208)

Fax: (914) 921-1154

Keltic Financial Partners II, LP

Attn: Oleh Szczupak, Executive Vice President and Chief Credit

Officer

580 White Plains Road, Suite 610

Tarrytown, NY  10591

Tel: (914) 921-3555 (ext. 221)

Fax: (914) 921-1154

With a copy to:

Terrence A. Greiner, Esq.

5687 Main Street

Williamsville, NY 14221

Tel: (716) 626-9993

Fax: (888) 234-4580

If to Pledgor:

IGXGLOBAL, CORP.

50 Inwood Road

Rocky Hill, CT 06067

Attn: President

Tel: (860) 513-0112

07 IGXGLOBAL Pledge Final.docx

Fax: (860) 513-1105

With a copy to:

Elisa Luqman

Executive Vice President and General Counsel

iGambit Inc.

1050 W. Jericho Turnpike

Suite A

Smithtown, New York 11787

Tel: (631) 670-6777

Fax: (631) 670-6780

And to:

Joel Mayersohn, Esq.

Roetzel & Andress

350  East Las Olas Boulevard

Las Olas Centre II, Suite 1150

Fort Lauderdale, FL 33303-0310

Tel: (954) 759-2763

Fax: (954) 462-4260

07 IGXGLOBAL Pledge Final.docx